SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                    FORM 8-K

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (date of earliest event reported) December 13, 1999


                      BERYLLIUM INTERNATIONAL CORPORATION
            (Exact name of registrant as specified in its charter)


          UTAH                        0-9577                 87-0294391
(State or other jurisdiction        Commission            (I.R.S. Employer
    of Incorporation                File Number        Identification Number)


8790 BLUE JAY LANE, SALT LAKE CITY, UTAH               84121
(Address of principal executive offices)              Zip Code


       Registrant's telephone number, including area code (801) 942-0895

ITEM 5. OTHER EVENTS

     On November 15, 1999, the Board of Directors of Beryllium International Corporation amended the warrant agency agreement by extending the expiration date on both the 24-Month warrants and the 48-Month Warrants from December 31, 1999, to December 31, 2000.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

    c. Exhibits

         4 - Resolution extending expiration date of 24-Month and 48-Month Warrants


                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              BERYLLIUM INTERNATIONAL CORPORATION

                              /s/ Gerald M. Park
                              -----------------------------------
                              Gerald M. Park
                              Vice President


Dated: December 13, 1999